Summary Prospectus Class I Shares

March 30, 2010, as supplemented August 10, 2010

Class	Ticker Symbol
Class I	SYGIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.sentinelinvestments.com by selecting “Forms and Literature” from the homepage. You can also get this information at no cost by calling 1-800-282-FUND (3863), or by sending an e-mail request to service@sentinelinvestments.com. The Fund’s prospectus and statement of additional information, both dated March 30, 2010, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of
purchase price or redemption proceeds, whichever is less)	None
Redemption Fees (as a percentage of amounts redeemed or
exchanged within 30 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 (actual Fund minimums may be higher) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 year	3 years	5 years	10 years
Class I	$ 70	$ 221	$ 384	$ 859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its total assets in municipal securities that generate income that, in the opinion of counsel to the issuer of the security, is exempt from federal and Georgia state income taxes.

The Fund may invest in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.

The Fund’s investment sub-adviser will purchase investment-grade municipal securities in an attempt to maintain an average weighted portfolio maturity of five to fifteen years, as determined by market conditions. As a core, general obligation, revenue, school, housing, hospital development and insured municipal bonds are represented. GLOBALT considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining how much to invest in a specific type of municipal bond in the Fund’s portfolio. Duration adjustments are made relative to the Barclays Capital 10 Year Municipal Bond Index.

The Fund is “non-diversified,” which means that the Fund concentrates its assets in a smaller number of issuers than a diversified fund, thus increasing the importance of each holding.

Principal Investment Risks

You could lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund:

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the
U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets.
Municipal Lease Risk. Municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate funds for future lease payments. As a result, the Fund may not receive payments from a lease obligation as originally anticipated.
Non-Diversified Risk. Because the Fund holds fewer securities than a diversified portfolio and may take larger positions in individual securities, the Fund may be more affected by the performance of any particular security.
Related Projects Risk. The Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects. As a result, the value of the Fund’s shares may be adversely affected by the effects of economic, political, tax law or business developments related to the municipal projects.
State-Specific Risk. The Fund is more susceptible to factors adversely affecting Georgia governmental entities than a municipal bond fund that is diversified nationally. Changes in the economic condition and governmental policies of the State of Georgia may cause the value of the
Fund’s shares to fall.
Taxability Risk. While the Funds seeks to invest in municipal bonds whose interest payments will be excludable from gross income for federal income tax purposes, a municipal bond may be reclassified as taxable by the Internal Revenue Service. In addition, future legislative, administrative or court actions may cause interest on municipal bonds to be subject to federal income taxation, subjecting an investor to increased tax liability and/or adversely impacting the value of the security.

  U.S. Territory-Specific Risk. The Fund is susceptible to factors adversely affecting certain U.S. territories that issue securities that may be exempt from federal, and in certain circumstances, state and local taxes.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance. The bar chart shows changes in the Fund’s performance for Class I shares for each calendar year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.sentinelinvestments.com.

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Fund’s Institutional Class shares. Performance prior to October 12, 2001 (the inception date for the Class I shares) is based on the performance of the collective investment fund, adjusted for higher expenses. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions. Therefore, after tax returns are only provided from October 12, 2001.

Inception: 1992 (the inception of the Fund’s predecessor)

Annual Total Return For Class I Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 4.64% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.60% (quarter ended June 30, 2004).

Average Annual Total Return
For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Return Before Taxes: Class I	6.57	3.63	4.58
Barclays Capital 10 Year Municipal Bond Index	9.85	4.58	5.81
(Reflects no deduction for fees, expenses or taxes)
Return Before Taxes: Class I	6.57	3.63	3.85 [2]
Return After Taxes on Distributions: Class I	6.25	3.52	3.72 [2]
Return After Taxes on Distributions and Sale of Fund	5.76	3.54	3.72 [2]
Shares: Class I1
Barclays Capital 10 Year Municipal Bond Index	9.85	4.58	4.95 [2]
(Reflects no deduction for fees, expenses or taxes)

1

Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

2	From October 12, 2001.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to the Fund. Sub-Adviser. GLOBALT, Inc. (“GLOBALT”) is the sub-adviser.

Portfolio Managers. Megan L. Busby, Senior Vice President and Portfolio Manager with GLOBALT, has been a portfolio manager of the Fund or its predecessor from 1998 until August 1, 2010, when she temporarily left GLOBALT. Ms. Busby will return to GLOBALT in September 2010 and resume her role as a portfolio manager of the Fund. Gregory E. Paulette, Chief Investment Strategist and Member of the Investment Policy & Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007. Gary E. Fullam, Chief Investment Officer and Member of the Investment Policy and Executive Committees for GLOBALT, has been a portfolio manager of the Fund since March 2007.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any day that the New York Stock Exchange is open for business by written request, wire transfer, telephone or online.

By mail	By telephone:	Online:
Sentinel Administrative Services, Inc.	1-800-282-FUND (3863).	If you already have an account
P.O. Box 1499	Redemptions by telephone	and have elected to do so, you
Montpelier, VT 05601-1499	are only permitted upon	may purchase or redeem shares
	previously receiving	of the Fund by accessing the
	appropriate authorization.	Fund’s website at
www.sentinelinvestments.com.

Investors who wish to purchase or redeem Fund shares by wire transfer should contact the Funds at 1-800-282-FUND (3863). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The Sentinel Georgia Municipal Bond Fund only offers Class I shares. Class I shares are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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